UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                       March 31, 2005 (March 31, 2005)
                                  ____________

                                 MEDICORE, INC.
             (Exact name of registrant as specified in its charter)


            Florida                  0-6906                 59-0941551
(State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)         Identification No.)

   2337 West 76th Street, Hialeah, FL                         33016
(Address of principal executive offices)                    (Zip Code)

    Registrant's telephone number, including area code: (305) 558-4000

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On March 31, 2005, Medicore, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is being furnished as Exhibit (99)(i) to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K (including Exhibit
(99)(i)) is furnished pursuant to Item 2.02, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


Item 9.01 Financial statements and exhibits

     (c) Exhibits

         (99) Additional Exhibits

              (i) Press Release dated March 31, 2005.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDICORE, INC.

                                         /s/ Thomas K. Langbein
                                       By--------------------------------
                                         THOMAS K. LANGBEIN
                                         Chairman of the Board, President and
                                         Chief Executive Officer

Dated:  March 31, 2005

                                 EXHIBIT INDEX

 Exhibit No.

    (c)         Exhibits

                (99) Additional Exhibits

                     (i) Press Release dated March 31, 2005